                                FLEET BANK - NH
                    AMENDMENT TO COMMERCIAL LOAN AGREEMENT
                              AND LOAN DOCUMENTS


         This Amendment (the "Amendment") is made as of this 20th day of
                                                             ----
December, 1996, by and among WHITE PINE SOFTWARE, INC., a Delaware corporation with its principal place of business at 542 Amherst Street, Nashua, New Hampshire 03063 ("Borrower") and FLEET BANK - NH, a bank organized under the laws of the State of New Hampshire with a principal address of NH NA E02A, 1155 Elm Street, Manchester, New Hampshire 03101 (the "Bank").

                                  WITNESSETH:
                                  ----------

         WHEREAS, pursuant to a certain Commercial Loan Agreement dated December 30, 1994 between the Bank and the Borrower (the "Loan Agreement"), the Bank has extended to the Borrower a certain Revolving Line of Credit Loan in the current principal amount of up to One Million Dollars ($1,000,000.00), which Revolving Line of Credit Loan is evidenced by a certain Revolving Line of Credit Note dated December 30, 1994 in the principal amount of One Million Dollars ($1,000,000.00) made by the Borrower payable to the order of the Bank (said Revolving Line of Credit Note, as amended, modified, renewed and replaced being hereinafter referred to as the "Old Revolving Line of Credit Note") and which is secured pursuant to the Loan Documents (as defined in the Loan Agreement); and

         WHEREAS, the Borrower has requested, and the Bank has agreed, to increase the Revolving Line of Credit Loan and in connection therewith to make certain other modifications to the terms and conditions of the Loan Agreement and the Loan Documents, all as hereinafter set forth.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Bank and the Borrower agree as follows:

        1.      Amendment to Loan Agreement.
                ---------------------------

        (a) The Loan Agreement shall be and hereby is amended by increasing the maximum available dollar amount under the Revolving Line of Credit Loan as referenced in clause (1) of Section I. A. of the Loan Agreement to Three Million Dollars ($3,000,000.00), subject to the limitation set forth in clause (2) of
Section I. A. of the Loan Agreement.

        (b) The Review Date as set forth in Section I. C of the Loan Agreement shall be and hereby is amended to mean June 30, 1998 and each anniversary of such date to which the Bank in its sole discretion elects to renew and extend the Revolving Line of Credit Loan.

        (c) Section I of Schedule A of the Loan Agreement shall be and hereby is amended by inserting (i) 75% as the "Applicable Percentage of Acceptable Accounts", (ii) zero as the

"Applicable Percentage of Acceptable Inventory", (iii) sixty (60) as the applicable number of days under clause (ii) in the Definition of Acceptable Accounts, (iv) replace "date of invoice" in line six (6) under clause (ii) in the Definition of Acceptable Accounts with "due date"; and (v) monthly in the requirement for delivery of reconciliation of account and accounts receivable.

        (d) Section I of Schedule B of the Loan Agreement shall be and hereby is amended by deleting the same and inserting in place thereof the following:

        I.     Fees Payable by BORROWER.
               ------------------------

        Initial Commitment Fee:  $2,500.00 payable on the date hereof.

        Unused Commitment Fee: .25% per annum of the daily average of unadvanced amounts under the Revolving Line of Credit (based upon the maximum available amount thereunder of $3,000,000.00), determined and payable quarterly in arrears during such times as the BORROWER has funds invested for management with Fleet Investment Advisors of less than $12,000,000.00.

        (e) Section IV of Schedule B of the Loan Agreement shall be and hereby is amended by deleting the same and inserting in place thereof the following:

        1. BORROWER shall have a Tangible Net Worth (as hereinafter defined) equal to at least Eighteen Million Dollars ($18,000,000.00) as at December 31, 1996 and as at each fiscal quarter end thereafter. "Tangible Net Worth" means total shareholders' equity less intangible
                                                              ----
        assets, all as determined in accordance with generally accepted accounting principles from BORROWER'S financial statements delivered to the BANK in accordance with the covenants of the BORROWER in the Loan Agreement (the "Financial Statements").

        2. BORROWER's "Cumulative Loss" (as hereinafter defined) for the year to date as of the end of each fiscal quarter during the fiscal year ending December 31, 1997 shall not exceed One Million Eight Hundred Thousand Dollars ($1,800,000.00). For purposes hereof, "Cumulative Loss" shall mean the BORROWER's net income [loss] for the fiscal year to date as of the applicable fiscal quarter ending on the date of determination, all as determined in accordance with generally accepted accounting principals from the Financial Statements.

        3. BORROWER shall have "Net Income" (as hereinafter defined) of not less than Fifty Thousand Dollars ($50,000.00) for each fiscal quarter beginning after December 31, 1997. For purposes hereof, "Net Income" shall mean the BORROWER's net income for the applicable fiscal quarter ending on the date of determination, all as determined in accordance with generally accepted accounting principals from the Financial Statements; and

        4. BORROWER shall maintain a ratio of Current Assets (as hereinafter defined) to Current Liabilities (as hereinafter defined) as at December 31, 1996 and as at the end of each fiscal quarter thereafter of not less than 1.75:1. For purposes hereof, "Current Assets" shall mean the amount of cash, cash equivalents, marketable securities, and accounts receivable as at the fiscal quarter ending on the date of determination, all as determined in accordance with generally accepted accounting principals from the Financial Statements. For purposes hereof, "Current Liabilities" shall mean the amount of current liabilities (excluding deferred income) as at the fiscal quarter ending on the date of determination, all as determined in accordance with generally accepted accounting principals from the Financial Statements.

        5. BORROWER shall maintain a ratio of Total Liabilities (as hereinafter defined) to Tangible Net Worth as at December 31, 1996 and as at the end of each fiscal quarter thereafter of not greater than 1.1:1. For purposes hereof, "Total Liabilities" shall mean the aggregate amount of all liabilities as at the fiscal quarter ending on the date of determination, all as determined in accordance with generally accepted accounting principals from the Financial Statements.

        6. BORROWER shall maintain Cash Equivalents (as hereinafter defined) of not less than Four Million Dollars ($4,000,000.00) at all times. For purposes hereof, "Cash Equivalents" shall mean the aggregate amount of all cash, bank accounts, certificates of deposit, marketable securities (i.e. equity securities listed on the New York or American stock exchanges or quoted on the National Association of Securities Dealers Automated Quotation system (NASDAQ), state or municipal bonds, or United States Treasury securities), and funds invested for management with Fleet Investment Advisors as at the fiscal quarter ending on the date of determination, all as determined in accordance with generally accepted accounting principals from the Financial Statements.

        7. BORROWER shall report and certify to BANK compliance with the financial covenants hereinabove within thirty (30) days of the end of each fiscal quarter on the form attached hereto as Exhibit B-2 or on such other form or forms as may from time to time be specified by the BANK.

        2. Substitution and Replacement of Old Revolving Line of Credit Note.
           -----------------------------------------------------------------
The Bank and the Borrower agree that the Old Revolving Line of Credit Note shall be substituted and replaced in full by the Revolving Line of Credit Note of even date herewith in the principal amount of Three Million Dollars ($3,000,000.00) made by the Borrower payable to the order of the Bank (the "Revolving Line of Credit Note"), which note shall be executed contemporaneously with the execution of this Amendment, such that the indebtedness of the Borrower currently due and owing to the Bank under the Revolving Line of Credit Loan as evidenced by the Old Revolving Line of Credit Note shall hereafter be evidenced by the Revolving Line of Credit Note.

         3. Amendment of Security Agreements. Each of the security agreements
            --------------------------------
and collateral assignments of the Borrower to the benefit of the Bank dated December 30, 1994 included among the Loan Documents shall be and hereby are amended by including within the definition of the obligations secured thereunder the Revolving Line of Credit Loan as renewed, increased, and amended hereby.

         4. Amendment of Other Loan Documents. Each of the other Loan Documents
            ---------------------------------
as defined in the Loan Agreement, whether or not specifically referenced herein or hereby, shall be and hereby is amended to reflect the terms and conditions of this Amendment and to include within the scope of such Loan Documents and the description of the loan and note therein, and the obligations secured thereby, the Revolving Line of Credit Loan as increased and amended hereby.

         5. Confirmation of Loan Documents. The Borrower hereby confirms, agrees
            ------------------------------
and acknowledges that the Revolving Line of Credit Note is and shall be subject to the terms and conditions of the Loan Agreement and the Loan Documents, as amended hereby, which shall remain in full force and effect as long as any Obligations (as defined in the Loan Agreement) are due and owing to the Bank by the Borrower and which are hereby expressly acknowledged, agreed to, reaffirmed, and consented to by the Borrower.

         6. Reaffirmation of Representations and Warranties. The Borrower hereby
            -----------------------------------------------
confirms, reasserts, and restates all of its representations and warranties under the Loan Agreement and the Loan Documents as of the date hereof.

         7. Reaffirmation of Affirmative Covenants. The Borrower hereby
            --------------------------------------
confirms, reasserts, and restates its affirmative covenants as set forth in the Loan Agreement and the Loan Documents, as amended hereby, as of the date hereof.

         8. Reaffirmation of Negative Covenants. The Borrower hereby confirms,
            -----------------------------------
reasserts, and restates its negative covenants as set forth in the Loan Agreement and the Loan Documents, as of the date hereof.

         9. Binding Agreement. This Amendment shall be binding upon and inure to
            -----------------
the benefit of the parties hereto and their respective successors and assigns.

        10. No Further Effect. Except as amended hereby, the terms and
            -----------------
conditions of the Loan Agreement and the Loan Documents as set forth therein and as heretofore amended, modified, and renewed shall remain in full force and effect.

        11. Costs and Expenses of Bank. The Borrower agrees to reimburse the
            --------------------------
Bank for all reasonable costs, expenses, and fees, including attorneys' fees, associated with the documentation of this Amendment. Borrower consents to Bank charging Borrower's Revolving Line of Credit Loan account for any such costs, expenses and fees.

IN WITNESS WHEREOF, the Borrower and the Bank have executed and delivered this Agreement as of the date first set forth above.


                                    BORROWER:

                                    WHITE PINE SOFTWARE, INC.


                                    By:/s/Howard R. Berke - President and CEO
                                       -----------------------------------------
 /s/Gary Anderson
----------------------------------
Witness                                Signature and Title / Duly Authorized


                                    BANK:

                                    FLEET BANK - NH



 /s/Robin J. LaPointe                  By: /s/Kenneth R. Sheldon VP
----------------------------------        -------------------------------
Witness                                Kenneth R. Sheldon, Vice President

                                FLEET BANK - NH
                           COMMERCIAL LOAN AGREEMENT

                                  SCHEDULE B

                                  EXHIBIT B-2

                            COMPLIANCE CERTIFICATE


Fleet Bank - NH
NH/NA/E02A
1155 Elm Street
Manchester, NH  03101

ATTENTION:  Kenneth R. Sheldon, Vice President

Ladies and Gentlemen:

         Pursuant to the provisions of a certain Commercial Loan Agreement dated December 30, 1994, as amended to date (the "Loan Agreement"), by and between White Pine Software, Inc. (collectively, the "BORROWER") and Fleet Bank - NH (the "Bank"), the undersigned hereby certifies as follows:

         1. That the financial statements (the "Financial Statements") of the BORROWER delivered to the Bank with this certificate are true and accurate in all material respects for the periods covered therein as of the date hereof.

         2. That during the periods set forth in the Financial Statements, the BORROWER was in compliance with the Financial Covenants set forth in Section IV of Schedule B of the Loan Agreement, and, specifically, that as of the ending date of the periods covered by the Financial Statements, the BORROWER had a:

         (a)      Tangible Net Worth of $___________________________
                  (Requirement: Not less than $18,000,000.00); and

         (b) Cumulative Loss of $_______________ (Requirement: Not to exceed $1,800,000.00 during fiscal year 1997); and

         (c) Net Income of $_________________ (Requirement: Not less than $50,000.00 per quarter commencing January 1, 1998); and

         (d) A ratio of Current Assets to Current Liabilities of _______________ (Requirement: Not less than 1.75:1); and

         (e) A ratio of Total Liabilities to Tangible Net Worth of _____________ (Requirement: Not greater than 1.10:1); and

         (f)      Cash Equivalents of $___________________________ (Requirement:
                  Not less than $4,000,000.00).

         3. The representations and warranties contained in the Loan Agreement are otherwise true and correct in all material respects on and as of the date hereof as if made on and as of such date and all covenants contained in the Loan Agreement have been and continue to be met.

Terms defined in the Loan Agreement and not otherwise expressly defined herein are used herein with the meanings so defined in the Loan Agreement.

        IN WITNESS WHEREOF, the undersigned has executed this certificate on this ___ day of ___________________, 199__.


                                            WHITE PINE SOFTWARE, INC.


                                            By:
                                               ---------------------
                                            Print name and title below


                                            ------------------------

                                            ------------------------

                                            ------------------------

                    RSA 399-B STATEMENT OF FINANCE CHARGES
                    --------------------------------------


     In connection with the loan transaction consummated on this 20th day of December, 1996, by and between FLEET BANK - NH, a bank organized under the laws of the State of New Hampshire with an address of Mail Stop NH NA E02A, 1155 Elm Street, Manchester, New Hampshire 03101 ("Bank") and WHITE PINE SOFTWARE, INC., a Delaware corporation with its principal place of business at 542 Amherst Street, Nashua, New Hampshire 03063 (the "Borrower"), pursuant to the Commercial Loan Agreement dated December 30, 1994 entered into by and between the Borrower and the Bank, as amended by the Amendment to Commercial Loan Agreement and Loan Documents of even date herewith (the "Loan Agreement"), the Borrower is hereby informed and advised pursuant to New Hampshire RSA 399-B that Borrower shall be liable for and shall pay the following charges (all capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Agreement):

     1.  Interest.  Interest is payable on the outstanding principal balance of
         --------
the Revolving Line of Credit Loan in the increased amount of up to Three Million Dollars ($3,000,000.00) at an annual variable rate equal to the Bank's Base Rate, so-called, plus one-half of one percent (0.5%) per annum; provided that under certain circumstances the annual variable rate may be reduced to the Bank's Base Rate under the Note. The "Base Rate" shall be the Base Rate of the Bank as established and changed by the Bank from time to time whether or not such rate shall be otherwise published. Each time the Base Rate changes, the interest rate shall change contemporaneously with such change in the Base Rate. Interest is calculated and charged daily on the basis of a 360-day banking year.

    2.  Payments of Interest.  Borrower shall make payments of accrued interest
        --------------------
on the outstanding principal balance of the Loan on a monthly basis.

    3.  Closing Costs and Expenses.  The Borrower shall pay all closing costs
        --------------------------
incurred by the Bank in connection with the closing of or enforcement of the Loan including, without limitation, attorneys' fees and costs (including document preparation costs), recording and filing fees, title insurance premium, appraisal fees, court costs, sheriffs' fees, audit fees and any other expenses incurred by the Bank in the closing of and enforcement of the Loan, including, but not limited to attorneys fees and expenses in the amount of $760.00 incurred in connection with the amendments this day.

    4.  Bank Fees.  The Borrower shall pay the Bank the following fees:
        ---------

    Commitment Fee:  $2,500.00 due and payable on the date hereof.

    Unused Commitment Fee: .25% per annum of the daily average of unadvanced amounts under the Loan (based upon the maximum available amount thereunder of $3,000,000.00), determined and payable quarterly in arrears during such times as the Borrower has funds invested for management with Fleet Investment Advisors of less than $12,000,000.00.

    5.  Late Charges.  In the event any installment of principal or interest on
        ------------
the Loan is not paid when due, the Bank may assess a late payment charge of five percent (5%) of the amount of principal and/or interest which is more than ten
(10) days overdue.

    6.  Default Rate.  If an Event of Default occurs under the Loan Agreement,
        ------------
the Borrower shall pay interest on all credits outstanding at the contract rate under the Note therefor, plus an additional two percent (2%) per annum.

    The Borrower hereby acknowledges receipt of a copy of this Statement at or before the loan closing of even date, and confirms that this transaction is a commercial loan not subject to federal truth-in-lending laws and regulations, including without limitation, the Real Estate Settlement Procedures Act and Regulation Z.

Disclosed by Bank and acknowledged by Borrower this 20th day of December, 1996.


                                   BORROWER:

                                   WHITE PINE SOFTWARE, INC.


                                   By: /s/Howard R. Berke - President and CEO
                                      -----------------------------------------
/s/Gary Anderson
-----------------------
Witness                               Signature and Title/ Duly Authorized

                   REVOLVING LINE OF CREDIT PROMISSORY NOTE
                   ----------------------------------------


$3,000,000.00 U.S.                  Nashua, NH                      December 20,
1996


     FOR VALUE RECEIVED, WHITE PINE SOFTWARE, INC., a Delaware corporation with its principal place of business at 542 Amherst Street, Nashua, New Hampshire 03063 (the "Borrower"), promises to pay to the order of FLEET BANK - NH, a bank incorporated under the laws of the State of New Hampshire with a principal address of Mail Stop NH NA E02A, 1155 Elm Street, Manchester, New Hampshire 03101 (the "Bank"), at such address, or such other place or places as the holder hereof may designate in writing from time to time hereafter, the maximum principal sum of THREE MILLION DOLLARS ($3,000,000.00), or so much thereof as may be advanced or readvanced by the Bank to the Borrower from time to time hereafter (such amounts defined as the "Debit Balance" below), together with interest as provided for herein below, in lawful money of the United States of America.

     The Borrower's "Debit Balance" shall mean the debit balance in an account on the books of the Bank, maintained in the form of a ledger card, computer records or otherwise in accordance with the Bank's customary practice and appropriate accounting procedures wherein there shall be recorded the principal amount of all advances made by the Bank to the Borrower, all principal payments made by the Borrower to the Bank hereunder, and all other appropriate debits and credits. The Bank shall render to the Borrower a statement of account with respect thereto on a monthly basis. Such statement shall indicate the Borrower's then current Debit Balance and any interest amounts due and payable from the Borrower to Bank. The statement shall be considered correct and be considered accepted by the Borrower, and shall conclusively bind the Borrower, unless Borrower notifies the Bank to the contrary within thirty (30) days after the date of mailing.

     Under the Revolving Line of Credit Loan evidenced by this Note (the "Line of Credit"), the Bank agrees to lend to the Borrower, and the Borrower may borrow, up to the maximum principal sum provided for in this Note in accordance with and subject to the terms, conditions, and limitations of this Note and the Commercial Loan Agreement dated December 30, 1994 entered into by and between the Borrower and the Bank, as amended to date and as the same may be amended from time to time (the "Loan Agreement"). The holder of this Note is entitled to all of the benefits and rights of the Bank under the Loan Agreement. However, neither this reference to the Loan Agreement nor any provision thereof shall impair the absolute and unconditional obligation of the Borrower to pay the principal and interest of this Note as herein provided. Terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

     The Borrower shall make requests for advances under this Note as provided in the Loan Agreement. The Borrower agrees that the Bank may make all advances under this Note by direct deposit to any demand account of the Borrower with the Bank or in such other manner as may be provided in the Loan Agreement, and that all such advances shall represent binding obligations of

                   REVOLVING LINE OF CREDIT PROMISSORY NOTE
                   ----------------------------------------


$3,000,000.00 U.S.               Nashua, NH                  December 20 ,
1996                                                                 ----

     FOR VALUE RECEIVED, WHITE PINE SOFTWARE, INC., a Delaware corporation with its principal place of business at 542 Amherst Street, Nashua, New Hampshire 03063 (the "Borrower"), promises to pay to the order of FLEET BANK - NH, a bank incorporated under the laws of the State of New Hampshire with a principal address of Mail Stop NH NA E02A, 1155 Elm Street, Manchester, New Hampshire 03101 (the "Bank"), at such address, or such other place or places as the holder hereof may designate in writing from time to time hereafter, the maximum principal sum of THREE MILLION DOLLARS ($3,000,000.00), or so much thereof as may be advanced or readvanced by the Bank to the Borrower from time to time hereafter (such amounts defined as the "Debit Balance" below), together with interest as provided for herein below, in lawful money of the United States of America.

    The Borrower's "Debit Balance" shall mean the debit balance in an account on the books of the Bank, maintained in the form of a ledger card, computer records or otherwise in accordance with the Bank's customary practice and appropriate accounting procedures wherein there shall be recorded the principal amount of all advances made by the Bank to the Borrower, all principal payments made by the Borrower to the Bank hereunder, and all other appropriate debits and credits. The Bank shall render to the Borrower a statement of account with
respect thereto on a monthly basis.   Such statement shall indicate the
Borrower's then current Debit Balance and any interest amounts due and payable from the Borrower to Bank. The statement shall be considered correct and be considered accepted by the Borrower, and shall conclusively bind the Borrower, unless Borrower notifies the Bank to the contrary within thirty (30) days after the date of mailing.

    Under the Revolving Line of Credit Loan evidenced by this Note (the "Line of Credit"), the Bank agrees to lend to the Borrower, and the Borrower may borrow, up to the maximum principal sum provided for in this Note in accordance with and subject to the terms, conditions, and limitations of this Note and the Commercial Loan Agreement dated December 30, 1994 entered into by and between the Borrower and the Bank, as amended to date and as the same may be amended from time to time (the "Loan Agreement"). The holder of this Note is entitled to all of the benefits and rights of the Bank under the Loan Agreement.
However, neither this reference to the Loan Agreement nor any provision thereof shall impair the absolute and unconditional obligation of the Borrower to pay the principal and interest of this Note as herein provided. Terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

    The Borrower shall make requests for advances under this Note as provided in the Loan Agreement. The Borrower agrees that the Bank may make all advances under this Note by direct deposit to any demand account of the Borrower with the Bank or in such other manner as may be provided in the Loan Agreement, and that all such advances shall represent binding obligations of the Borrower.

    The Borrower acknowledges that this Note is to evidence the Borrower's obligation to pay its Debit Balance, plus interest and any other applicable charges as determined from time to time, and that it shall continue to do so despite the occurrence of intervals when no Debit Balance exists because the Borrower has paid the previously existing Debit Balance in full.

    Interest shall be calculated and charged daily, based on the actual days elapsed over a three hundred sixty (360) day banking year, on the unpaid principal balance outstanding from time to time at an annual variable rate equal to the Bank's Base Rate, so called, plus one-half of one percent (0.5%) per
                                    ----
annum;  provided, however, that at such time and during such period as the
        --------  -------
Borrower maintains funds in excess of Fifteen Million Dollars ($15,000,000.00) under investment management with Fleet Investment Advisors the annual variable interest rate hereunder shall be equal to the Base Rate. The Base Rate shall be the Base Rate of the Bank as established and changed by the Bank from time to time whether or not such rate shall be otherwise published or Borrower is provided with notice thereof. Each time the Base Rate changes, the interest rate hereunder shall change contemporaneously with such change in the Base Rate. The Borrower acknowledges that the Base Rate is used for reference purposes only as an index and is not necessarily the lowest interest charged by the Bank on commercial loans.

    Pending an Event of Default as provided in the Loan Agreement and herein below, the Bank shall extend the Line of Credit through and until June 30, 1998, and, if the Line of Credit is renewed and extended by the Bank pursuant to the Loan Agreement, through and until each anniversary of such date with respect to which the Line of Credit is renewed and extended (June 30, 1998, and each anniversary thereof to which the Line of Credit is renewed and extended, being a "Review Date"). The Borrower shall (i) make payments of principal from time to time as provided in the Loan Agreement and (ii) make payments of interest monthly in arrears commencing thirty (30) days from the date hereof (or on any day within 30 days of the date hereof agreed to by the Borrower and the Bank to provide for a convenient payment date) and continuing on the same date of each month thereafter through and until the earlier of the acceleration of this Note upon an Event of Default as provided herein below or any Review Date with respect to which the Line of Credit is not renewed by the Bank, whereupon all principal, accrued and unpaid interest, and any other charges provided for hereunder, shall be due and payable in full. In the event that the Line of Credit is renewed pursuant to the Loan Agreement as of any Review Date, this Note shall thereafter continue to evidence amounts advanced and due under the Line of Credit as renewed.

    This Note is being executed and delivered in accordance with the terms of the Loan Agreement and the documents defined therein as the "Loan Documents". The payment and performance of the obligations contained in the Loan Documents are secured by the collateral granted to the Bank therein (the "Collateral") and the security granted to the Bank in the Loan Documents.

    At the option of the Bank, this Note shall become immediately due and payable in full, without further demand or notice, if any payment of interest or principal is not made when due hereunder or upon the occurrence of any other Event of Default under the terms hereof, under the Loan Agreement, or under any of the other Loan Documents.

    The holder may impose upon the Borrower a delinquency charge of five percent (5%) of the amount of interest not paid on or before the tenth (10th) day after such installment is due. The entire principal balance hereof, together with accrued interest, shall after maturity, whether by demand, acceleration or otherwise, bear interest at the contract rate of this Note plus an additional two percent (2%) per annum.

    The Borrower agrees that any other property upon or in which the Borrower has granted or hereafter grants the holder a mortgage or security interest, securing the payment and performance of any other liability of the Borrower to the holder, shall also constitute Collateral. As additional Collateral, the Borrower grants (1) a security interest in, or pledges, assigns and delivers to the holder, as appropriate, all deposits, credits and other property now or hereafter due from the holder to the Borrower; and (2) the right to set off and apply (and a security interest in said right), from time to time hereafter and without demand or notice of any nature, all, or any portion, of such deposits, credits and other property, against the indebtedness evidenced by this Note whether the other Collateral, if any, is deemed adequate or not.

    The Borrower, and every maker, endorser, or guarantor of this Note, jointly and severally, agree to pay on demand all reasonable out-of-pocket costs of collection hereof, including reasonable attorneys' fees, whether or not any foreclosure or other action is instituted by the holder in its discretion.

    No delay or omission on the part of the holder in exercising any right, privilege or remedy shall impair such right, privilege or remedy or be construed as a waiver thereof or of any other right, privilege or remedy. No waiver of any right, privilege or remedy or any amendment to this Note shall be effective unless made in writing and signed by the holder. Under no circumstances shall an effective waiver of any right, privilege or remedy on any one occasion constitute or be construed as a bar to the exercise of or a waiver of such right, privilege or remedy on any future occasion.

    The acceptance by the holder hereof of any payment after any default hereunder shall not operate to extend the time of payment of any amount then remaining unpaid hereunder or constitute a waiver of any rights of the holder hereof under this Note.

    All rights and remedies of the holder, whether granted herein or otherwise, shall be cumulative and may be exercised singularly or concurrently, and the holder shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of New Hampshire. The holder shall have no duty as to the collection or protection of the Collateral or of any income thereon, or as to the preservation of any rights pertaining thereto beyond the safe custody thereof. Surrender of this Note, upon payment or otherwise, shall not affect the right of the holder to retain the Collateral as security for the payment and performance of any other liability of the Borrower to the holder.

    The Borrower, and every maker, endorser, or guarantor of this Note, hereby jointly waive, to the fullest extent permitted by law, presentment, notice, protest and all other demands and notices and assents (1) to any extension of the time of payment or any other indulgence, (2) to any substitution, exchange or release of Collateral, and (3) to the release of any other person primarily or secondarily liable for the obligations evidenced hereby.

    This Note and the provisions hereof shall be binding upon the Borrower and the Borrower's heirs, administrators, executors, successors, legal representatives and assigns and shall inure to the benefit of the holder, the holder's heirs, administrators, executors, successors, legal representatives and assigns.

    The word "holder" as used herein shall mean the payee or endorsee of this Note who is in possession of it, or the bearer, if this Note is at the time payable to the bearer.

    This Note may not be amended, changed or modified in any respect except by a written document which has been executed by each party. This Note constitutes a New Hampshire contract to be governed by the laws of such state and to be paid and performed therein.

    The provisions of this Note are expressly subject to the condition that in no event shall the amount paid or agreed to be paid to the holder hereunder and deemed interest under applicable law exceed the maximum rate of interest on the unpaid principal balance hereunder allowed by applicable law, if any, (the "Maximum Allowable Rate"), which shall mean the law in effect on the date hereof, except that if there is a change in such law which results in a higher Maximum Allowable Rate being applicable to this Note, then this Note shall be governed by such amended law from and after its effective date. In the event that fulfillment of any provisions of this Note results in the interest rate hereunder being in excess of the Maximum Allowable Rate, the obligation to be fulfilled shall automatically be reduced to eliminate such excess. If notwithstanding the foregoing, the holder receives an amount which under applicable law would cause the interest rate hereunder to exceed the Maximum Allowable Rate, the portion thereof which would be excessive shall automatically be applied to and deemed a prepayment of the unpaid principal balance hereunder and not a payment of interest.

     This Note is executed and delivered in replacement of, but not in novation or discharge of, the Revolving Line of Credit Promissory Note of the undersigned in the principal amount of One Million Dollars ($1,000,000.00) dated December 30, 1994 (the "Old Note"). All references to the Old Note in the Loan Agreement or any other Loan Document shall be deemed to refer to this Note.

    Executed and delivered this  20     day of December, 1996.
                                -------


                               BORROWER:

                               WHITE PINE SOFTWARE, INC.
                               By:/s/Howard R. Berke - President and CEO
                                  -------------------------------------------
                                Signature and Title / Duly Authorized

/s/Gary Anderson
----------------
Witness



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